Filed pursuant to Rule 497(e)
File Nos. 002-98772 and 811-04347
GMO TRUST
Supplement dated June 3, 2011 to the
GMO Trust Statement of Additional Information dated June 30, 2010, as revised April 15, 2011
GMO Benchmark-Free Allocation Fund
Grantham, Mayo, Van Otterloo & Co. LLC (“GMO”) has proposed an amendment to its management agreement with GMO Benchmark-Free Allocation Fund (the “Fund”) under which GMO would charge an explicit investment management fee equal to 0.65% of the average daily net assets and a shareholder service fee of 0.15% with respect to the Fund’s Class III shares. The Fund currently pays no management or shareholder service fees to GMO, but bears indirectly the management and shareholder service fees charged by the underlying Funds in which the Fund invests. As part of this proposal, GMO would agree to reduce its fees from the Fund by an amount equal to the management and shareholder service fees received by GMO from the underlying Funds in respect of the Fund’s investments. The Fund’s Board of Trustees discussed the proposal on May 31, 2011 and, on June 3, 2011, the Independent Trustees voted to recommend approval of the proposal at an in-person meeting of the Board scheduled for June 14, 2011. The new fee arrangements will go into effect only if approved by the Fund’s Board of Trustees and shareholders.